Exhibit 99.2

First Quarter 2010 Earnings Conference Call May 11, 2010

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include assumptions regarding expectations or estimates of future financial and operating results or events, industry and market trends and other market opportunities for Grubb & Ellis. The information in this presentation discusses the state of Grubb & Ellis' business as of the date of presentation. Grubb & Ellis does not assume any obligation to update or correct any information covered herein. There are a number of risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our annual report on Form 10-K/A, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. We may make certain statements during the course of this presentation which include references to "non-GAAP financial measures," as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward Looking Statements 1

First Quarter Results Transaction Services Revenue ($ in millions) 26% increase Total revenue of $132.5 million Solid growth in Real Estate Services Transaction Services revenue increased 26% Leasing revenue up 15% Sales revenue up 30% Management Services square feet under management of 243 million 2 $33.5 $42.2 $0.0 $15.0 $30.0 $45.0 $60.0 Q1 09 Q1 10

Economic Indicators 3 Gross Domestic Product Monthly Job Change, U.S. Key demand drivers for commercial real estate are firming

Commercial Real Estate Pricing Stabilizes 4 Moody's/Real CPPI Dec. 2000 = 100 Source: MIT Center for Real Estate, Grubb & Ellis Industry Sales Volume Source: Real Capital Analytics Billions

Capital Raise High quality institutional investors Use of proceeds Expand complementary commercial real estate services Aggressive growth plan for Management Services Enhance brokerage talent in key markets Institutional management business Expand owned office presence Working capital and general corporate purposes 5 Primarily Growth Capital

Q1 Financial Results *Includes $3.9 million and $3.7 million, respectively, of rental revenue related to assets held for investment. Revenue* (in millions) 6 $122.2 $132.5 $0.0 $50 $100 $150 Q1 09 Q1 10 8% revenue growth; 33% EBITDA improvement Adjusted EBITDA (in millions) $(11.1) $(16.5) -$30 -$20 -$10 $0 Q1 09 Q1 10 $10

2010 Guidance *Excludes rental revenue related to assets held for investment and amortization of intangible contract rights Revenue* (in millions) 7 $520 $550-$575 $400 $450 $500 $550 2009 2010 Adjusted EBITDA (in millions) $10-$15 $(24) -$20 -$10 $0 $10 2009 2010 $20 -$30 $20 million of cost reductions and a recovering CRE market $600

Segment Performance ($ in million) Q1 2009 Q1 2010 Management Services $65.5 $72.4 Transaction Services 33.5 42.2 Investment Management 15.7 10.1 Rental Related 7.5 7.8 TOTAL $122.2 $132.5 8 Rental revenue includes $3.9 million and $3.7 million, respectively, of revenue related to assets held for investment.

Expenses 9 Three Months Ended March 31 Three Months Ended March 31 2009 2010 Direct Costs Transaction commissions and related costs $ 25.8 $ 33.2 Reimbursable salaries, wages and benefits 49.5 52.7 Rental related 5.6 5.4 80.9 91.3 Overhead Expense Compensation costs 33.1 30.9 General and administrative 21.8 18.4 54.9 49.3 Other Cash Expense Interest expense 3.6 2.3 Restructuring charges - 2.7 3.6 5.0 Other Non-Cash Expense Stock based compensation 3.0 3.0 Amortization of signing bonuses 2.0 1.8 Depreciation and amortization 2.4 3.3 Provision for doubtful accounts * 5.4 1.7 Real estate related impairments 12.3 0.3 Intangible asset impairment - 0.6 25.1 10.7 Total Operating Expense $ 164.5 $ 156.3 * Includes $0.6 and $4.7 of charges related to sponsored programs at March 31, 2010 and 2009, respectively

$25 million of expected annualized expense reductions Headcount reduction of one-third of corporate back office and administrative staff Significant G&A reductions, including consolidation of corporate offices Minimal impact on client facing professionals Designed to deploy resources to the drivers of revenue Realigned Cost Structure During Q1 2010 Lower fixed expense base expected to lead to improved margins as revenue grows in line with a recovering commercial real estate market Significant Ongoing Cost Reduction Revenue Producers Not Affected Rationalized Operating Expenses 10

Balance Sheet Data 11 (1) Excludes $97 million of non-recourse mortgage debt maturing $37 million in 2014 and $60 million in 2017. (2) Assumes exercise by company of two one-year extension options. (3) Notes issuance occurred subsequent to March 31, 2010. Cash $22.5 million at March 31, 2010 $28.0 million net proceeds from convertible note offering(3) Debt(1) No near-term debt maturities $16.3 million senior notes mature 2013(2) $30 million convertible notes mature 2015(3) $10 million recourse mortgage debt matures 2017 2010 2011 2012 2013 2014 2015 2016 2017

Terms of $30.0 Million Unsecured Convertible Senior Notes 12 7.95% interest payable semi-annually Due 2015 Convertible to common shares at $2.24 (17.5% premium) Up to $4.5 million over-allotment option

Expand property and facilities management portfolio Increase scale and productivity of brokerage operations Expand complimentary commercial real estate services 2010 Growth Initiatives Expand position in public non-traded REIT market Enhance platform through strategic initiatives and investments 13 Implement growth initiatives into a recovering U.S. commercial real estate market

Real Estate Services Progress 14 Recruiting 118 new brokers at VP level or above in last 7 quarters New professionals contributed to increase in revenue Corporate Services Growth 3 account renewals, 2 relationship expansions Added Barclays Capital to client roster Filling Portfolio Gaps Debt & Equity business led by Jeff Majewski Financial Services Asset Management momentum New owned offices in Phoenix and San Diego

Investment Management Progress 15 Began secondary offering fundraising for Grubb & Ellis Apartment REIT in July 2009 Began fundraising for Grubb & Ellis Healthcare REIT II in September 2009 Signed more than 130 selling agreements for both REITs Total REIT equity raise grew by 58 percent quarter-over-quarter Since the beginning of the year, our non-traded REITs have made five acquisitions to date; 4 Healthcare, 1 Apartment

Assets under management Equity raise Acquisitions Key Metrics: Recap Investment Management SF under management Renewals/ expansions New relationships Leasing and sales Recruiting New services Management Services Transaction Services 16

Appendix 17

Reconciliation of Net Loss to Adjusted EBITDA Reconciliation of Net Loss to Adjusted EBITDA Reconciliation of Net Loss to Adjusted EBITDA (in thousands) (in thousands) (in thousands) (Unaudited) (Unaudited) (Unaudited) Three Months Ended March 31 Three Months Ended March 31 2009 2010 Net loss attributable to Grubb & Ellis Company $ (41,502) $ (23,781) Discontinued operations (491) - Interest expense 3,636 2,319 Interest income (145) (46) Depreciation and amortization 2,441 3,258 Intangible assets impairment - 614 Taxes (319) 146 EBITDA (1) (36,380) (17,490) Charges related to sponsored programs 4,677 619 Real estate related impairment 12,272 270 Stock based compensation 2,964 3,019 Amortization of signing bonuses 1,953 1,807 Restructuring charges - 2,730 Real estate operations (1,964) (2,066) Adjusted EBITDA (1) $ (16,478) $ (11,111) (1) EBITDA represents earnings before net interest expense, interest income, realized gains or losses on sales of marketable securities, income taxes, depreciation, amortization, discontinued operations and impairments related to goodwill and intangible assets. Management believes EBITDA is useful in evaluating our performance compared to that of other companies in our industry because the calculation of EBITDA generally eliminates the effects of financing and income taxes and the accounting effects of capital spending and acquisition, which items may vary for different companies for reasons unrelated to overall operating performance. As a result, management uses EBITDA as an operating measure to evaluate the operating performance of the Company's various business lines and for other discretionary purposes, including as a significant component when measuring performance under employee incentive programs. However, EBITDA is not a recognized measurement under U.S. generally accepted accounting principles, or GAAP, and when analyzing the Company's operating performance, readers should use EBITDA in addition to, and not as an alternative for, net income as determined in accordance with GAAP. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to similarly titled measures of other companies. Furthermore, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as tax and debt service payments.

Investment Management Supplemental Data (in thousands except for properties acquired/disposed) (in thousands except for properties acquired/disposed) (in thousands except for properties acquired/disposed) (Unaudited) (Unaudited) (Unaudited) Three Months Ended March 31 Three Months Ended March 31 2009 2010 Investment management revenue: Acquisition and loan fees(1) $ 2,218 $ 3,924 Property and asset management fees 8,462 4,658 Other 4,977 1,520 Total investment management revenue $ 15,657 $ 10,102 Investment management data: Total properties acquired 3 3 Total aggregate purchase price $ 36,379 $ 30,870 Total properties disposed 3 2 Total aggregate sales value at disposition $ 14,634 $ 79,150 Total square feet under management 46,745 40,080 Assets under management (2) $ 6,810,758 $ 5,620,453 Equity raise: Non-traded real estate investment trust (3) $ 197,835 $ 29,912 Tenant-in-common 10,316 877 Other 1,960 - Total equity raise $ 210,111 $ 30,789 (1) Acquisition and loan fees for the period ended March 31, 2010, includes accrued acquisition fees with respect to properties purchased by Healthcare Trust of America (formerly known as Grubb & Ellis Healthcare REIT). (2) The value of assets under management is based on the original acquisition price of such assets. The decrease reflects the separation of Healthcare Trust of America in September 2009. (3) Excludes capital raised through the dividend reinvestment program.